UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 27, 2026

VitaNova Life Sciences Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-218733	35-2583762
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 E Broadway, Suite 603, New York, NY 10002

(Address of principal office)

+1-516-886-8888

(Registrant’s telephone number, including area code)

Yijia Group Corp.

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YJGJD	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

As previously reported on the Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 7, 2025 and January 13, 2026, respectively, Yijia Group Corp. (the “Company”) proposed to change the name of the Company to VitaNova Life Sciences Corporation (the “Name Change”), and the Name Change was effectuated on January 9, 2026, through a Certificate of Amendment to the Articles of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Nevada. As of the date of this Current Report on Form 8-K (this “Report”), the Financial Industry Regulatory Authority (“FINRA”) has completed its review of the Name Change and has announced that the Name Change will be reflected for purposes of trading on the OTC Pink marketplace as of January 27, 2026.

As previously reported, the Company also proposed to effect a reverse stock split at a ratio within the range from 1-for-2 to 1-for-3, which was approved by the Company’s Board of Directors (the “Board”) and a majority of the holders of the Company’s issued and outstanding shares of common stock. The Board further approved the reverse stock split to be effectuated at the ratio of 1-for-3, such that each holder of common stock of the Company will receive one (1) share of common stock for every three (3) shares of common stock held (the “Reverse Split”). The Certificate of Amendment also effectuated the Reverse Split on January 9, 2026. As of the date of this Report, FINRA has completed its review of the Reverse Split and has announced that the Reverse Split will be given effect for the purposes of trading on the OTC Pink marketplace as of January 27, 2026.

In connection with the Name Change, the Company has requested that FINRA change the ticker symbol of its common stock to “VNOV” (the “New Ticker”). The Company’s common stock will continue to trade under the symbol of “YJGJ,” with the letter “D” added to the end of the trading symbol for a period of 20 trading days beginning on January 27, 2026, after which the Company’s trading symbol will be changed to the New Ticker. The Company has also obtained a new CUSIP number for its common stock in connection with the Name Change and the Reverse Split, which is 98585W403.

No action is required by current stockholders in relation to the announcement of the Name Change, Reverse Split, and New Ticker.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

3.1	Certificate of Amendment, dated January 9, 2026*
104	Cover Page Interactive File (embedded within the Inline XBRL document)

*Previously filed as exhibits to the Company’s Current Report as filed with the SEC on January 13, 2026.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2026

VitaNova Life Sciences Corporation

By:	/s/ Qiuping Lu
Qiuping Lu
Chief Executive Officer and Director (Principal Executive Officer)

3